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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                    _____________

                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section l3 or l5(d) of the
                           Securities Exchange Act of l934


Date of Report (Date of earliest event reported) November 7, 1997
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                     VISUAL EDGE SYSTEMS INC.
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    (Exact name of registrant as specified in its charter)



         Delaware            0-20995              13-3778895
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  (State of other juris-    (Commission        (I.R.S. Employer
diction of incorporation)   File Number)      Identification No.)


     2424 North Federal Highway, Suite 100, Boca Raton, FL 33431
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  (Address of principal executive offices)            (Zip Code)


                       (561) 750-7559
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      (Registrant's telephone number, including area code)


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  (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountants

    A. (i) The Company's former accountants, KPMG Peat Marwick LLP, were dismissed on November 7, 1997 and were replaced by Arthur Andersen LLP.

         (ii) KPMG Peat Marwick LLP's reports on the Company's financial statements for the fiscal years ended December 31, 1996 and December 31, 1995 were qualified by a paragraph reading as follows:

              "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1(a) to the financial statements, the Company is in its development stage and its recurring losses through 1996 and contractual commitments under a license agreement raise substantial doubt about its ability to continue as a going concern unless additional financing or equity is obtained. Management's plans in regard to these matters are also described in Note 1(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

        (iii) The Company's change of accountants was approved by the Company's Board of Directors on November 12, 1997.

         (iv) During the fiscal years ended December 31, 1995 and 1996, and all subsequent interim periods through November 7, 1997 (i.e. the date of dismissal), there were no disagreements with the Company's former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         (v) None of the events set forth below have occurred during the fiscal years ended December 31, 1995 or 1996 or the interim period ended November 7, 1997:

              (A) The Company's former accountants having advised the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

              (B) The Company's former accountants having advised the Company that information has come to their attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;
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              (C)(1) The Company's former accountants having advised the
              Company of the need to expand significantly the scope of its audit, or that information has come to their attention during the fiscal years ended December 31, 1995 and December 31, 1996 and the interim period ending November 7, 1997, that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report on the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
              (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, and

              (2) Due to the Company's former accountants dismissal, or for any other reason, the accountants did not so expand the scope of their audit or conduct such further investigation; or

              (D)(1) The Company's former accountants having advised the Company that information has come to their attention that it has concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to their satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and

              (2) Due to the Company's former accountants dismissal, or for any other reason, the issue has not been resolved to the accountants' satisfaction prior to its dismissal.

         B. (i) Arthur Andersen LLP were engaged as the Company's independent accountants as of November 12, 1997.

              (ii) The Company has not, during its two most recent fiscal years, or any subsequent interim period, consulted with Arthur Andersen LLP regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

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         1.   Letter, dated November  , 1997, from KPMG Peat Marwick LLP to the SEC.*


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         *    To be filed by Amendment



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VISUAL EDGE SYSTEMS INC.
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                                            (Registrant)


                             /s/ Earl Takefman
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                                            (Signature)
                             Earl Takefman
                             Chief Executive Officer


Date:  November 12, 1997